                            POWER OF ATTORNEY

                          ASAT Holdings Limited

  Each person whose signature appears below hereby authorizes Jerry Lee, with full power of substitution, to execute in the name and on behalf of such person any amendment or any post-effective amendment to the Registration Statement on Form S-4/F-4 (the "Registration Statement") with respect to the exchange offer referenced therein and to file the same, with any exhibits thereto and other documents in connection therewith, making such changes in the Registration Statement as ASAT Holdings Limited deems appropriate, and appoints Jerry Lee, with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to the Registration Statement and to file the same, with any exhibits thereto and other documents in connection therewith.

                Signatures                                     Title
                ----------                                     -----
             /s/ Joseph Martin                               Director

---------------------------------
               Joseph Martin
      /s/ J. Stanley Baumgartner, Jr.                 Chief Financial Officer

---------------------------------
        J. Stanley Baumgartner, Jr.

                            POWER OF ATTORNEY

                               ASAT Limited

  Each person whose signature appears below hereby authorizes Jerry Lee, with full power of substitution, to execute in the name and on behalf of such person any amendment or any post-effective amendment to the Registration Statement on Form S-4/F-4 (the "Registration Statement") with respect to the exchange offer referenced therein and to file the same, with any exhibits thereto and other documents in connection therewith, making such changes in the Registration Statement as ASAT Limited deems appropriate, and appoints Jerry Lee, with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to the Registration Statement and to file the same, with any exhibits thereto and other documents in connection therewith.

                Signatures                                     Title
                ----------                                     -----
             /s/ Joseph Martin                               Director

---------------------------------
               Joseph Martin
      /s/ J. Stanley Baumgartner, Jr.                 Chief Financial Officer

---------------------------------
        J. Stanley Baumgartner, Jr.

                            POWER OF ATTORNEY

                             Timerson Limited

  Each person whose signature appears below hereby authorizes Jerry Lee, with full power of substitution, to execute in the name and on behalf of such person any amendment or any post-effective amendment to the Registration Statement on Form S-4/F-4 (the "Registration Statement") with respect to the exchange offer referenced therein and to file the same, with any exhibits thereto and other documents in connection therewith, making such changes in the Registration Statement as Timerson Limited deems appropriate, and appoints Jerry Lee, with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to the Registration Statement and to file the same, with any exhibits thereto and other documents in connection therewith.

                Signatures                                     Title
                ----------                                     -----
             /s/ Joseph Martin                               Director

---------------------------------
               Joseph Martin

                            POWER OF ATTORNEY

                          ASAT (Cayman) Limited

  Each person whose signature appears below hereby authorizes Jerry Lee, with full power of substitution, to execute in the name and on behalf of such person any amendment or any post-effective amendment to the Registration Statement on Form S-4/F-4 (the "Registration Statement") with respect to the exchange offer referenced therein and to file the same, with any exhibits thereto and other documents in connection therewith, making such changes in the Registration Statement as ASAT (Cayman) Limited deems appropriate, and appoints Jerry Lee, with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to the Registration Statement and to file the same, with any exhibits thereto and other documents in connection therewith.

                Signatures                                     Title
                ----------                                     -----
             /s/ Joseph Martin                               Director

---------------------------------
               Joseph Martin